Acquisition of a subsidiary	12 Months Ended
Jun. 30, 2021
Acquisition of a subsidiary
Acquisition of a subsidiary

33 Acquisition of a subsidiary

On March 11, 2021, the Group acquired 70% of shares and voting interests in MINISO SG Pte. Ltd. from two third parties, at a cash consideration of SGD2,100,000 (equivalent to RMB10,257,000).

The following summarizes the recognized amounts of assets acquired and liabilities assumed at the date of acquisition:

RMB '000
Property, plant and equipment	1,539
Right-of-use assets	36,632
Inventories	6,775
Trade and other receivables	13,770
Cash and cash equivalents	1,433
Loans and borrowings	(21,979)
Trade and other payables	(12,092)
Lease liabilities	(38,713)
Current taxation	(770)
Total identifiable net liabilities acquired	(13,405)

Goodwill arising from the acquisition has been recognized as follows:

RMB '000
Consideration transferred	10,257
Share of fair value of identifiable net assets	70%
Goodwill (Note 17)	19,640